Schedule 14A

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement – 2019 Annual Meeting of Stockholders
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☐	Soliciting Material Pursuant to § 240.14a-12

NATURAL HEALTH TRENDS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NATURAL HEALTH TRENDS CORP.

Units 1205-07, 12F, Mira Place Tower A
132 Nathan Road, Tsimshatsui
Kowloon, Hong Kong

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 19, 2019

To the Stockholders of Natural Health Trends Corp.:

The 2019 annual meeting of stockholders of Natural Health Trends Corp. (the “Company”) will be held on June 19, 2019, beginning at 9:00 a.m. local time, at The Mira Hong Kong, Mira Place, 118-130 Nathan Road, Tsimshatsui, Kowloon, Hong Kong. At the meeting, the holders of the Company’s outstanding common stock will act on the following matters:

•	Election of five (5) directors to the Board of Directors of the Company to serve until the next annual meeting of the Company’s stockholders; and

•	Ratification of the appointment of Marcum LLP as independent registered public accounting firm for the Company for fiscal year ending December 31, 2019.

All holders of record of shares of the Company’s common stock at the close of business on May 17, 2019 are entitled to vote at the meeting and any postponements or adjournments of the meeting.

By Order Of The Board Of Directors,
/s/ Timothy S. Davidson
May 24, 2019	Timothy S. Davidson Chief Financial Officer, Senior Vice President and Corporate Secretary

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE EXERCISE YOUR VOTING RIGHTS. THE PROXY STATEMENT IS FIRST BEING SENT OR GIVEN TO THE COMPANY’S STOCKHOLDERS ON OR ABOUT MAY 24, 2019.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 19, 2019: This Notice of Annual Meeting of Stockholders, the proxy statement, the proxy, and the Company’s annual report to stockholders are available at https://materials.proxyvote.com/63888P. You may also obtain a copy of such documents by calling 1-800-579-1639 or sending on email to sendmaterial@proxyvote.com.

TABLE OF CONTENTS

Page
ABOUT THE MEETING	1
What is the purpose of the meeting?	1
Who is entitled to vote at the meeting?	1
What are the voting rights of the holders of the Company’s common stock?	1
Who can attend the meeting and where is it being held?	1
What constitutes a quorum?	1
How can I elect the manner in which I will receive proxy materials in the future?	1
How do I vote?	1
Can I change my vote or revoke my proxy?	2
What are the Board of Directors’ recommendations?	2
What vote is required to approve each item?	2
What types of expenses will the Company incur?	2

STOCK OWNERSHIP	3
Who are the owners of the Company’s stock?	3
What is the status of Section 16(a) beneficial ownership reporting compliance?	4

GOVERNANCE OF THE COMPANY	4
Who are the current members of the Board of Directors and on which committees do they serve?	4
Who is the Chairman of the Board of Directors?	4
Which directors are considered independent?	4
How often did the Board of Directors meet during fiscal 2018?	5
What is the role of the Board of Directors’ Audit, Compensation and Nominating and Corporate Governance Committees?	5
What is the Board of Directors’ role in risk oversight?	6
How are directors compensated?	6
How do stockholders communicate with the Board of Directors?	6
Does the Company have a Code of Ethics?	6
Certain Relationships and Related Transactions—What related party transactions requiring disclosure involved directors, executive officers or significant stockholders?	7

EXECUTIVE OFFICERS	7

REPORT OF THE AUDIT COMMITTEE	8

EQUITY COMPENSATION PLAN INFORMATION	9

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND DIRECTORS	9
Summary Named Executive Officer Compensation Information	9
Named Executive Officer Compensation Arrangements	10
Outstanding Equity Awards at December 31, 2018	12
Severance and Post-Termination Payment Arrangements	12
Director Compensation	13

ITEM ONE: ELECTION OF DIRECTORS	13
Biographical Summaries of Nominees for the Board of Directors	14

ITEM TWO: RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR FISCAL YEAR ENDING DECEMBER 31, 2019	15

Change in Audit Firms	15
Audit and Other Professional Fees	16
Pre-approval Policies and Procedures for Audit and Non-Audit Services	16

OTHER MATTERS	16

ADDITIONAL INFORMATION	16
Stockholder Proposals for the 2020 Annual Meeting of Stockholders	16

HOUSEHOLDING INFORMATION	17

NATURAL HEALTH TRENDS CORP.

Units 1205-07, 12F, Mira Place Tower A
132 Nathan Road, Tsimshatsui
Kowloon, Hong Kong

PROXY STATEMENT

This proxy statement contains information related to the annual meeting of stockholders of Natural Health Trends Corp. (“the Company”) to be held on June 19, 2019 beginning at 9:00 a.m. local time, at The Mira Hong Kong, Mira Place, 118-130 Nathan Road, Tsimshatsui, Kowloon, Hong Kong, and at any postponements or adjournments thereof. This proxy statement is first being made available to stockholders on or about May 24, 2019.

ABOUT THE MEETING

What is the purpose of the meeting?

At the annual meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders included with this proxy statement.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on May 17, 2019, the record date for the meeting, are entitled to receive notice of and to participate in the annual meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

What are the voting rights of the holders of the Company’s common stock?

Each outstanding share of the Company’s common stock will be entitled to one vote on each matter considered at the meeting. Cumulative voting in the election of directors is prohibited by the Company’s certificate of incorporation.

Who can attend the meeting and where is it being held?

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. The meeting is being held at the location identified above. To obtain directions to attend the meeting in person, please contact the Company at +852-3107-0800.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the stock outstanding on the record date will constitute a quorum, permitting the stockholders to act upon the matters outlined in the Notice of Annual Meeting of Stockholders. As of the record date, 11,225,326 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 5,612,664 shares of common stock will be required to establish a quorum.

Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

How can I elect the manner in which I will receive proxy materials in the future?

All stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis by following the instructions in the proxy materials. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet in order to help reduce printing and mailing costs and any environmental impact.

How do I vote?

By Mail:	If you complete and properly sign the accompanying form of proxy card and return it to the indicated address, it will be voted as you direct.

In Person:
If you are a registered stockholder and attend the meeting, you may vote in person at the meeting. If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must obtain a valid legal proxy from your broker, bank or other agent to vote in person at the meeting.

Via Internet:	Log on to http://www.proxyvote.com and follow the on-screen instructions.
Can I change my vote or revoke my proxy?

Yes. You can change your vote or revoke your proxy. If you are a registered stockholder, you may revoke your proxy in any one of four ways.

•
You may send a written notice that you are revoking your proxy to the Company's Corporate Secretary at Natural Health Trends Corp., Units 1205-07, 12F, Mira Place Tower A, 132 Nathan Road, Tsimshatsui, Kowloon, Hong Kong, Attention: Timothy S. Davidson.

•	You may timely grant another proxy via the Internet.

•	You may submit another properly completed proxy card with a later date.

•	You may attend the annual meeting and vote in person. Simply attending the annual meeting will not, by itself, revoke your proxy.

Your most current proxy, whether submitted by proxy card, via the Internet or in person, is the one that is counted.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

What are the Board of Directors’ recommendations?

Unless you give other instructions on your returned proxy, the persons named as proxy holders on the proxy will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are set forth together with the description of each item in this proxy statement. In summary, the Board of Directors recommends a vote:

•	for election of the nominated slate of Directors (see Item One); and

•	for ratification of the appointment of Marcum LLP as independent registered public accounting firm for the Company for fiscal year ending December 31, 2019 (see Item Two).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

What vote is required to approve each item?

Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of Directors. A properly executed proxy marked “Withhold Authority” with respect to the election of all Directors will not be voted with respect to the Directors, although it will be counted for purposes of determining whether there is a quorum.

Ratification of Independent Registered Public Accounting Firm. For the ratification of the appointment of Marcum LLP as independent registered public accounting firm for the Company for fiscal year ending December 31, 2019 (Item Two), the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item at the annual meeting will be required for approval. A properly executed proxy marked “Abstain” with respect to Item Two will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote for such item.

What types of expenses will the Company incur?

The expense of preparing, printing and mailing proxy materials, as well as all expenses of soliciting proxies, will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. The Company may elect to engage a proxy solicitation firm to solicit stockholders to vote or grant a proxy with respect to the proposals contained in this proxy statement. The Company will request brokers, banks, nominees, custodians, fiduciaries and other agents to forward proxy materials to the beneficial owners of shares of common stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

STOCK OWNERSHIP

Who are the owners of the Company’s stock?

The following table shows the amount of the Company’s common stock beneficially owned (unless otherwise indicated) as of May 17, 2019 by (i) each stockholder known to us to be the beneficial owner of more than 5% of the Company’s common stock, (ii) each director or director nominee, (iii) each of the Company’s named executive officers and (iv) all executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission and generally includes those persons who have voting or investment power with respect to the securities. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of the Company’s common stock beneficially owned by them.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class (2)
Executive Officers and Directors:
Chris T. Sharng	478,574	(3)	4.3%
Timothy S. Davidson	234,517	(4)	2.1%
George K. Broady	815,967	(5)	7.3%
Yiu T. Chan	—		—
Kin Y. Chung	3,058		*
Randall A. Mason	252,733	(6)	2.3%
All executive officers and directors as a group (6 persons)	1,784,849	(7)	15.9%
Stockholders Beneficially Owning 5% or More
The Jane Eleanor Broady Irrevocable Trust	2,245,128	(8)	20.0%
Renaissance Technologies LLC	894,010	(9)	8.0%
_______________________

*	Less than 1% of the Company’s outstanding common stock.

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Natural Health Trends Corp., Units 1205-07, 12F, Mira Place Tower A, 132 Nathan Road, Tsimshatsui, Kowloon, Hong Kong.

(2)
Any securities not outstanding that are subject to conversion privileges exercisable within 60 days of May 17, 2019 are deemed outstanding for the purpose of computing the percentage of outstanding securities of the class owned by any person holding such securities, but are not deemed outstanding for the purpose of computing the percentage of the class owned by any other person in accordance with Item 403 of Regulation S-K promulgated under the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) and Rules 13(d)-3 of the Exchange Act, and based upon 11,225,326 shares of common stock outstanding as of May 17, 2019.

(3)	Includes 6,183 shares of restricted stock subject to vesting. Mr. Sharng shares voting and investment power over 2,375 of the shares with his wife.

(4)	Includes 5,569 shares of restricted stock subject to vesting.

(5)
All shares of stock are held by the George K. Broady 2012 Irrevocable Trust, of which Mr. Broady is the trustee and a beneficiary. The George K. Broady 2012 Irrevocable Trust pledged 20,000 shares to secure a line of credit.

(6)	Includes (i) 23,899 shares owned by Marden Rehabilitation Associates, Inc., an entity controlled by Mr. Mason.

(7)	Includes 11,752 shares of restricted stock subject to vesting.

(8)
Jane Eleanor Broady, the spouse of George K. Broady, is a beneficiary of The Jane Eleanor Broady 2012 Irrevocable Trust. The Jane Eleanor Broady 2012 Irrevocable Trust pledged 1,980,000 shares to secure a line of credit.

(9)
The information regarding the beneficial ownership of Renaissance Technologies LLC (“RTC”) is based on the Schedule 13G filed jointly with Renaissance Technologies Holdings Corporation (“RTHC”) with the SEC on February 13, 2019. According to this Schedule 13G, RTHC owns a majority of RTC and therefore each of RTC and RTHC is deemed to have sole voting and dispositive power over all 894,010 common shares. The address for each of RTC and RTHC is 800 Third Avenue, New York, New York 10022.

What is the status of Section 16(a) beneficial ownership reporting compliance?

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on its review of the copies of such reports furnished to the Company during the fiscal year ended December 31, 2018 and thereafter, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied.

GOVERNANCE OF THE COMPANY

Who are the current members of the Board of Directors and on which committees do they serve?

The members of the Board of Directors on the date of this proxy statement and the committees of the Board of Directors on which they serve are identified below.

Director	Age	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
George K. Broady	80	—	—	—
Yiu T. Chan	52	M	C	M
Kin Y. Chung	79	M	M	M
Randall A. Mason	60	C	—	C
Chris T. Sharng	55	—	—	—

M = Member
C = Chair

Who is the Chairman of the Board of Directors?

Mr. Mason has served as Chairman of the Board of Directors since March 2006. The Chairman of the Board of Directors organizes the work of the Board of Directors and ensures that the Board of Directors has access to sufficient information to enable the Board of Directors to carry out its functions, including monitoring the Company’s performance and the performance of management. In carrying out this role, the Chairman, among other things, presides over all meetings of the Board of Directors, establishes the annual agenda of the Board of Directors, established the agendas of each meeting in consultation with the President, and oversees the distribution of information to directors.

Which directors are considered independent?

The Board of Directors has adopted the requirements in Nasdaq Marketplace Rule 5605(a)(2) as its standard in determining the “independence” of members of its Board of Directors. The Board of Directors has determined that each of the following individuals who are nominated for election as a director qualifies as an “independent director” under this standard:

Yiu T. Chan
Kin Y. Chung
Randall A. Mason

Subject to applicable exemptions, the Company applies the foregoing Nasdaq standard for determining the “independence” of each member of its Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The Board of Directors has determined that all of the members of each such Committee qualifies as “independent.” Further, the Board of Directors has separately determined that each member of the Audit Committee meets the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under the Exchange Act, as required for service on the Audit Committee.

How often did the Board of Directors meet during fiscal 2018?

The Board of Directors met or acted by unanimous written consent a total of nine times during the fiscal year ended December 31, 2018, and each director attended at least seventy-five percent (75%) of these meetings. In addition, the Board of Directors conducted weekly conference calls with management, closely monitoring the progress of the Company’s business.

What is the role of the Board of Directors’ Audit, Compensation, and Nominating and Corporate Governance Committees?

Audit Committee. Mr. Mason serves as Chairman of the Audit Committee, and Messrs. Chan and Chung also serve as members of the Audit Committee. The Board of Directors has determined that each of Messrs. Mason, Chan and Chung is independent and satisfies the other criteria set forth in the Nasdaq Marketplace Rules for service on the Audit Committee. The Board of Directors has also determined that each of Messrs. Mason and Chan meets the Securities and Exchange Commission criteria of an “audit committee financial expert” and that each also meets the requirements of Nasdaq Marketplace Rule 5605 relating to financial oversight responsibility. The Audit Committee is required to meet in person or telephonically at least four times a year. The Audit Committee met or acted by unanimous written consent a total of five times during the fiscal year ended December 31, 2018.

The functions of the Audit Committee are set forth in the Audit Committee Charter as approved by the Board of Directors and as posted on our website at www.naturalhealthtrendscorp.com. In general, these responsibilities include meeting with the internal financial staff of the Company and the independent registered public accounting firm engaged by the Company to review (i) the scope and findings of the annual audit, (ii) quarterly financial statements, (iii) accounting policies and procedures and (iv) the internal controls employed by the Company. The Audit Committee is also directly and solely responsible for the appointment, retention, compensation, oversight and termination of the Company’s independent registered public accounting firm. The Audit Committee’s findings and recommendations are reported to management and the Board of Directors for appropriate action.

Compensation Committee. The Compensation Committee operates pursuant to a charter approved by the Board of Directors, a copy of which is posted on our website at www.naturalhealthtrendscorp.com. The members of our Compensation Committee are Yiu T. Chan and Kin Y. Chung, with Mr. Chan serving as Chairman of the Compensation Committee. Each of the members of the Compensation Committee qualifies as an “independent director” within the meaning of the Nasdaq Marketplace Rules. The Compensation Committee is charged with responsibility to oversee our compensation policies and programs, including developing compensation, providing oversight of the implementation of the policies, and specifically addressing the compensation of our executive officers and directors, including the negotiation of employment agreements with executive officers. The Compensation Committee is not authorized to delegate to another body or person any of its responsibilities (other than to a subcommittee of the Compensation Committee), although it may seek compensation-related input from the Company’s management, consultants and other third parties. The Compensation Committee considers all elements of executive compensation together and utilizes the members’ experience and judgment in determining the total compensation opportunity and mix of compensation elements appropriate for each executive officer in light of the Company’s compensation objectives. The Compensation Committee periodically consults with our President, who makes recommendations to the Compensation Committee regarding compensation of our key employees, including that of our executive officers. Our President makes recommendations to the Compensation Committee regarding base salaries, and may recommend that the incentive compensation otherwise payable to an employee under the Company’s Sales Incentive Plan, Annual Incentive Plan or 2014 Long-Term Incentive Plan be increased or decreased. Notwithstanding the President’s participation in some of the Compensation Committee’s deliberations, all compensation determinations are made by the Compensation Committee. The Compensation Committee also annually evaluates compensation to be awarded to each of its non-employee directors, with a focus on monthly cash retainer payment arrangements, as well as whether annual performance justifies the award of discretionary cash or equity bonuses. The Compensation Committee met or acted by unanimous written consent a total of three times during the fiscal year ended December 31, 2018.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee (the “Nominating Committee”) operates pursuant to a charter approved by our Board of Directors, a copy of which is posted on our website at www.naturalhealthtrendscorp.com. The members of the Nominating Committee are Randall A. Mason, Yiu T. Chan and Kin Y. Chung, with Mr. Mason serving as Chairman of the Nominating Committee. Each of the members of the Nominating Committee qualifies as an “independent director” within the meaning of the Nasdaq Marketplace Rules. The Nominating Committee considers and makes recommendations to the Board of Directors with respect to the size and composition of the Board of Directors and identifies potential candidates to serve as directors. The Nominating Committee identifies candidates to the Board of Directors by introduction from management, members of the Board of Directors, employees or other sources and stockholders that satisfy the Company’s policy and Bylaw provisions regarding stockholder recommended candidates. The Nominating Committee does not evaluate director candidates recommended by stockholders differently than director candidates recommended by other sources. The Nominating Committee met or acted by unanimous written consent one time during the fiscal year ended December 31, 2018.

A stockholder wishing to nominate an individual for election to the Board of Directors or to otherwise submit a candidate for consideration by the Nominating Committee must comply with the advance notice provisions set forth in our Bylaws, which are generally described in this proxy statement under the caption “Additional Information—Stockholder Proposals for the 2020 Annual Meeting of Stockholders.” These provisions require the timely submission of information concerning the nominee or candidate, as well as information as to the stockholder’s ownership of our common stock.

In considering Board of Director candidates, the Nominating Committee takes into consideration the Company’s “New Director Candidates” factors (as set forth in the charter of the Nominating Committee), the Company’s policy regarding stockholder-recommended director candidates as set forth above, selection criteria recommended by stockholders, and all other factors that they deem appropriate, including, but not limited to, the individual’s judgment, skill, integrity, and experience with businesses and other organizations of comparable size, industry knowledge, the interplay of the candidates experience with the experience of the existing members of the Board of Directors, the number of other public and private company boards on which the candidate serves and diversity, of age, gender, ethnicity, and such other factors as it deems appropriate given the current needs of the Board of Directors and the Company to maintain a balance of knowledge, experience, background, and capability. For each new or vacant position on the Board of Directors, the charter of the Nominating Committee provides that the Nominating Committee shall ensure that a diverse slate of candidates is identified and evaluated. In evaluating whether an incumbent director should be nominated for re-election to the Board of Directors, the Nominating Committee takes into consideration the same factors established for other director candidates and also takes into account the incumbent director’s performance as a member of the Board of Directors.

To date, the Nominating Committee has not received a candidate recommendation from any stockholder (or group of stockholders) that beneficially owns more than five percent of the Company’s common stock.

What is the Board of Directors’ role in risk oversight?

Our Board of Directors has responsibility for the oversight of risks that could affect the Company. This oversight is conducted primarily through the Board of Directors with respect to significant matters, including the strategic direction of the Company, and by the various committees of the Board of Directors in accordance with their charters. The Board of Directors continually works, with the input of its committees and of the Company’s management to assess and analyze the most likely areas of future risk for the Company. Directors also have complete and open access to all of our employees and are free to, and do, communicate directly with our management. In addition to our formal compliance efforts, the Board of Directors encourages management to promote a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations.

How are directors compensated?

Our employee director did not receive compensation for his service as director. Information with respect to the compensation of the non-employee members of our Board of Directors is set forth below under the caption “Compensation of Named Executive Officers and Directors—Director Compensation.”

How do stockholders communicate with the Board of Directors?

Stockholders or other interested parties wishing to communicate with the Board of Directors, the independent directors as a group, or any individual director may do so in writing by sending an e-mail to compliance@nhtglobal.com, or by mail to Natural Health Trends Corp. at the address of its headquarters (Units 1205-07, 12F, Mira Place Tower A, 132 Nathan Road, Tsimshatsui, Kowloon, Hong Kong, Attention: Timothy S. Davidson). Complaints or concerns that appear to involve Mr. Davidson may be directed to the Chairman of the Audit Committee at audit.chair@nhtglobal.com. Complaints relating to the Company’s accounting, internal accounting controls or auditing matters, and concerns regarding questionable accounting or auditing matters are referred to the Chairman of the Audit Committee. Alternatively, any such complaints or concerns may be submitted anonymously at www.lighthouse-services.com/nhtglobal. Other Board communications are referred to the Chairman of the Board of Directors, provided that advertisements, solicitations for periodical or other subscriptions, and similar communications generally are not forwarded. The Company held an annual stockholders meeting on May 10, 2018, and the Company does not, at this time, have a policy regarding director attendance at annual stockholder meetings.

Does the Company have a Code of Ethics?

The Company has a Worldwide Code of Business Conduct (the “Code”) that applies to our employees, officers (including our principal executive officer and principal financial officer) and directors. The Code is intended to establish standards necessary to deter wrongdoing and to promote compliance with applicable governmental laws, rules and regulations, and honest and ethical conduct. The Code covers many areas of professional conduct, including conflicts of interest, financial reporting and disclosure, protection of Company assets and confidentiality. Employees have an obligation to promptly report any known or suspected violation of the Code without fear of retaliation. The Company has made the Code available on its website at https://ir.naturalhealthtrendscorp.com/governance-docs. Waiver of any provision of the Code for executive officers and directors may only be granted by the Board of Directors and any such waiver or any modification of the Code relating to such individuals will be disclosed by the Company on its website at https://ir.naturalhealthtrendscorp.com.

Certain Relationships and Related Transactions—What related party transactions requiring disclosure involved directors, executive officers or significant stockholders?

In February 2013, the Company entered into a Royalty Agreement and License for the manufacture and sale of a product called ReStor™ with Broady Health Sciences, L.L.C. (“BHS”), a company owned by George K. Broady (a director of the Company). Under this agreement, the Company agreed to pay BHS a royalty of 2.5% of sales revenue in return for the right to manufacture (or have manufactured), market, import, export and sell this product worldwide, with certain rights being exclusive outside the United States. The Company recognized royalties of $327,000 and $306,000 during 2018 and 2017, respectively (the Company also recognized royalties of zero and $1,400 in 2018 and 2017, respectively, under a separate, similar agreement with BHS). The Company is not required to purchase any product under the agreement, and the agreement may be terminated at any time on 120 days’ notice or, under certain circumstances, with no notice. Otherwise, the agreement terminates March 31, 2020.

EXECUTIVE OFFICERS

Certain information concerning executive officers of the Company is set forth below:

Name	Age	Position(s) with the Company
Chris T. Sharng	55	President
Timothy S. Davidson	48	Chief Financial Officer, Senior Vice President and Corporate Secretary

Chris T. Sharng. Mr. Sharng has served as President of the Company since February 2007, and as a director since March 2012. He served as Executive Vice President and Chief Financial Officer of the Company from August 2004 to February 2007. Mr. Sharng also performed the functions of the principal executive officer of the Company from April 2006 to August 2006. From March 2006 to August 2006, Mr. Sharng served as a member of the Company’s Executive Management Committee, which was charged with managing the Company’s day-to-day operations while a search was conducted for a new chief executive officer for the Company. From March 2004 through July 2004, Mr. Sharng was the Chief Financial Officer of NorthPole Limited, a privately held Hong Kong-based manufacturer and distributor of outdoor recreational equipment. From October 2000 through February 2004, Mr. Sharng was the Senior Vice President and Chief Financial Officer of Ultrak Inc., which changed its name to American Building Control Inc. in 2002, a Texas-based, publicly traded company listed on The NASDAQ Stock Market that designed and manufactured security systems and products. From March 1989 through July 2000, Mr. Sharng worked at Mattel, Inc., most recently as the Vice President of International Finance. Mr. Sharng has an MBA from Columbia University and received his bachelor degree from National Taiwan University.

Timothy S. Davidson. Mr. Davidson has served as the Company’s Chief Financial Officer and Senior Vice President since February 2007, and as the Company’s Corporate Secretary since January 2014. He previously served as the Company’s Chief Accounting Officer from September 2004 to February 2007. From March 2001 to September 2004, Mr. Davidson was Corporate Controller for a telecommunications company, Celion Networks, Inc., located in Richardson, Texas. From February 2000 to February 2001, Mr. Davidson was Manager of Financial Reporting for another Dallas-based telecommunications company, IP Communications, Inc. From December 1994 through January 2000, Mr. Davidson was employed by Arthur Andersen, LLP, most recently as an Audit Manager. Mr. Davidson has a master degree in professional accounting from the University of Texas at Austin and received his bachelor degree from Texas A&M University at Commerce.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates this Report of the Audit Committee by reference therein.

We have reviewed and discussed the consolidated financial statements of the Company set forth at Item 8 in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 with management of the Company and Marcum LLP (“Marcum”).

We have discussed with Marcum the matters required to be discussed by Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 61, “Communications with Audit Committees.”

We have received the written disclosures and the letter from Marcum required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and have also discussed with Marcum that firm’s independence. The Audit Committee has concluded that Marcum’s services provided to the Company are compatible with Marcum’s independence.

Based on our review and discussions with management of the Company and Marcum referred to above, we recommended to the Board of Directors that the consolidated financial statements of the Company be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s consolidated financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States of America; that is the responsibility of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and (ii) the reports of the Company’s independent registered public accounting firm with respect to such financial statements.

Members of the Audit Committee of the Board of Directors

Randall A. Mason (Chairman)
Yiu T. Chan
Kin Y. Chung

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding all compensation plans under which the Company's equity securities were authorized for issuance as of December 31, 2018:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	—	$—	2,359,671
Equity compensation plans not approved by security holders	—	$—	—
Total	—	$—	2,359,671

The foregoing securities remaining available for issuance were reserved under the Company's 2016 Equity Incentive Plan.

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND DIRECTORS

Summary Named Executive Officer Compensation Information

The following table provides information concerning the compensation for the years ended December 31, 2018 and 2017 of our principal executive officer and one other executive officer (collectively, the “named executive officers”):

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan Compensation ($)		All Other Compensation ($)		Total ($)
Chris T. Sharng, President	2018	$1,000,000	$125,000	(1)	$414,801	(5)	$1,539,801
	2017	1,000,000	250,000	(2)	460,772	(6)	1,710,772
Timothy S. Davidson, Chief Financial Officer, Senior Vice President and Corporate Secretary	2018	350,000	200,000	(3)	165,424	(7)	715,424
	2017	350,000	400,000	(4)	160,054	(8)	910,054
_______________________

(1)
Represents the amount earned under the Company's Annual Incentive Plan (the “Annual Plan”). No amount was earned under the Company's 2014 Long-Term Incentive Plan (the “Long-Term Plan”). See Named Executive Officer Compensation Arrangements below for information regarding payment terms specific to each plan.

(2)
Represents $250,000 earned under the Long-Term Plan. Of the amount earned under the Long-Term Plan, $187,500 was awarded in the form of cash and $62,500 was awarded in the form of shares of restricted stock. No amount was earned under the Annual Plan. See Named Executive Officer Compensation Arrangements below for information regarding payment terms specific to each plan.

(3)
Represents $125,000 earned under the Long-Term Plan and $75,000 earned under the Annual Plan. Of the amount earned under the Long-Term Plan, $93,750 was awarded in the form of cash and $31,250 was awarded in the form of shares of restricted stock. See Named Executive Officer Compensation Arrangements below for information regarding payment terms specific to each plan.

(4)
Represents $250,000 earned under the Long-Term Plan and $150,000 earned under the Annual Plan. Of the amount earned under the Long-Term Plan, $187,500 was awarded in the form of cash and $62,500 was awarded in the form of shares of restricted stock. See Named Executive Officer Compensation Arrangements below for information regarding payment terms specific to each plan.

(5)	Represents $12,375 in employer matching contributions under the Company’s defined contribution plan and $402,426 in tax gross-up payments.

(6)	Represents $12,150 in employer matching contributions under the Company’s defined contribution plan and $448,622 in tax gross-up payments.

(7)	Represents $12,375 in employer matching contributions under the Company’s defined contribution plan and $153,049 in tax gross-up payments.

(8)	Represents $12,150 in employer matching contributions under the Company’s defined contribution plan and $147,904 in tax gross-up payments.

Named Executive Officer Compensation Arrangements

Chris T. Sharng. The Company is a party to an employment agreement with Mr. Sharng that provides for a base annual salary and also entitles Mr. Sharng to participate in our incentive plans (including our equity incentive plan) and other standard U.S. employee benefit programs. Mr. Sharng’s base annual salary was raised to $1,000,000 effective January 1, 2016. Mr. Sharng participated in the Annual Plan in each of 2018 and 2017, and was eligible to receive awards thereunder based on the extent to which the Company achieved Net Sales and “Adjusted EBITDA” performance goals set by the Compensation Committee at the outset of each year, along with several key metrics established by the Compensation Committee that specifically applied to Mr. Sharng; for purposes of the Annual Plan (and the Long-Term Plan described below), the Company defines “Adjusted EBITDA” as net income before interest, taxes, depreciation expense, amortization expense, and incentive compensation expense. The individual metrics included the amount of Mr. Sharng’s annual salary compared to that of other participants in the Annual Plan, as well as “performance goal weightings” that were designed to incentivize Mr. Sharng to achieve each performance goal to varying degrees. For example, in both 2018 and 2017, the Compensation Committee established for Mr. Sharng a performance goal weighting of 75% for achievement of the Net Sales performance goal and 25% for achievement of the Adjusted EBITDA performance goal, as it sought to place relatively greater emphasis on incentivizing Mr. Sharng to achieve the Net Sales performance goal. The Company achieved 80% and 60% of the Net Sales performance goal in 2018 and 2017, respectively, and 68% and 60% of the Adjusted EBITDA performance goal in 2018 and 2017, respectively. Accordingly, and after determining in its discretion to reduce amounts otherwise payable to Mr. Sharng under the Annual Plan for such years, the Compensation Committee awarded Mr. Sharng $125,000 in 2018, and did not make an award to Mr. Sharng under the Annual Plan in 2017. Awards under the Annual Plan are paid in the year following the conclusion of the annual performance period to which the award relates (the “Distribution Year”), with one-third of the total award payable in a single lump sum no later than the last day of February of the Distribution Year, and the remainder paid in equal installments over the remainder of the Distribution Year in accordance with the Company’s applicable local payroll practices.

Mr. Sharng also participated in the Long-Term Plan in each of 2018 and 2017 and was eligible to earn awards under the Long-Term Plan based on the extent to which the Company achieved an Adjusted EBITDA performance goal set by the Compensation Committee at the outset of each year, as well as a metric based in part on the amount of Mr. Sharng’s annual salary relative to that of other Long-Term Plan participants. The Company achieved 68% and 60% of the Adjusted EBITDA performance goal under the Long-Term Plan in 2018 and 2017, respectively, and the Compensation Committee, after determining in its discretion to reduce the amounts otherwise payable to Mr. Sharng under the Long-Term Plan for such years, did not make an award to Mr. Sharng in 2018 and awarded him $250,000 under the Long-Term Plan in 2017. The Compensation Committee determined to award 75% of the incentive compensation earned by Mr. Sharng under the Long-Term Plan in 2017 in cash, and 25% in the form of shares of restricted stock. Fifty percent of the cash incentive compensation awarded under the Long-Term Plan is paid in 35 equal consecutive monthly installments commencing no later than last day of February of the year following the conclusion of the annual performance period to which the award relates, and the remaining 50% of the cash incentive compensation is paid in 35 consecutive monthly installments commencing in February 2021 and ending in December 2023. The portion of the incentive compensation awarded in the form of shares of restricted stock is made in a single grant no later than the last day of February of the year immediately following the conclusion of the annual performance period to which the award relates, with the number of shares issued being determined based upon the market price of the Company’s common stock on the date of grant. The shares of restricted stock are subject to quarterly vesting over the three-year period following the date of grant. Except in some limited circumstances, cash awards under the Annual Plan and Long-Term Plan, as well as vesting of the foregoing restricted stock awards, are subject to Mr. Sharng continuing to provide services to the Company. In 2018 and 2017, Mr. Sharng also received certain gross-up payments for income taxes payable in connection with restricted stock grants made to him. Mr. Sharng serves on the Company’s Board of Directors, but does not receive any additional compensation for his service in that capacity.

Timothy S. Davidson. The Company is a party to an employment agreement with Mr. Davidson that provides for a base annual salary and also entitles Mr. Davidson to participate in our incentive plans (including our equity incentive plan) and other standard U.S. employee benefit programs. Mr. Davidson’s base annual salary was raised to $350,000 effective January 1, 2016. Mr. Davidson participated in the Annual Plan in each of 2018 and 2017, and was eligible to receive awards thereunder based on the extent to which the Company achieved Net Sales and “Adjusted EBITDA” performance goals set by the Compensation Committee at the outset of each year, along with several key metrics established by the Compensation Committee that specifically applied to Mr. Davidson. The individual metrics included the amount of Mr. Davidson’s annual salary compared to that of other participants in the Annual Plan, as well as “performance goal weightings” that were designed to incentivize Mr. Davidson to achieve each performance goal to varying degrees. For example, in both 2018 and 2017, the Compensation Committee established for Mr. Davidson a performance goal weighting of 60% for achievement of the Net Sales performance goal and 40% for achievement of the Adjusted EBITDA performance goal, as it sought to place relatively greater emphasis on incentivizing Mr. Davidson to achieve the Adjusted EBITDA performance goal (as compared to Mr. Sharng’s performance goal weightings of 75% for achievement of the Net Sales performance goal and 25% for achievement of the Adjusted EBITDA performance goal). The Company achieved 80% and 60% of the Net Sales performance goal in 2018 and 2017, respectively, and 68% and 60% of the Adjusted EBITDA performance goal in 2018 and 2017, respectively. Accordingly, and after determining in its discretion to reduce amounts otherwise payable to Mr. Davidson under the Annual Plan for such years, the Compensation Committee awarded Mr. Davidson $75,000 and $150,000 in 2018 and 2017, respectively. Awards under the Annual Plan are paid in the year following the conclusion of the annual performance period to which the award relates (the “Distribution Year”), with one-third of the total award payable in a single lump sum no later than the last day of February of the Distribution Year, and the remainder paid in equal installments over the remainder of the Distribution Year in accordance with the Company’s applicable local payroll practices.

Mr. Davidson also participated in the Long-Term Plan in each of 2018 and 2017 and was eligible to earn awards under the Long-Term Plan based on the extent to which the Company achieved an Adjusted EBITDA performance goal set by the Compensation Committee at the outset of each year, as well as a metric based in part on the amount of Mr. Davidson’s annual salary relative to that of other Long-Term Plan participants. The Company achieved 68% and 60% of the Adjusted EBITDA performance goal under the Long-Term Plan in 2018 and 2017, respectively, and the Compensation Committee, after determining in its discretion to reduce the amounts otherwise payable to Mr. Davidson under the Long-Term Plan for such years, awarded Mr. Davidson $125,000 and $250,000 in 2018 and 2017, respectively. The Compensation Committee determined to award 75% of the incentive compensation earned by Mr. Davidson under the Long-Term Plan in each year in cash, and 25% in the form of shares of restricted stock. Fifty percent of the cash incentive compensation awarded under the Long-Term Plan is paid in 35 equal consecutive monthly installments commencing no later than last day of February of the year following the conclusion of the annual performance period to which the award relates, and the remaining 50% of the cash incentive compensation is paid in 35 consecutive monthly installments commencing in February 2021 and ending in December 2023. The portion of the incentive compensation awarded in the form of shares of restricted stock is made in a single grant no later than the last day of February of the year immediately following the conclusion of the annual performance period to which the award relates, with the number of shares issued being determined based upon the market price of the Company’s common stock on the date of grant. The shares of restricted stock are subject to quarterly vesting over the three-year period following the date of grant. Except in some limited circumstances, cash awards under the Annual Plan and Long-Term Plan, as well as vesting of the foregoing restricted stock awards, are subject to Mr. Davidson continuing to provide services to the Company. In 2018 and 2017, Mr. Davidson also received certain gross-up payments for income taxes payable in connection with restricted stock grants made to him.

Outstanding Equity Awards at December 31, 2018
The following table provides information concerning outstanding equity awards to our named executive officers that remained subject to vesting at December 31, 2018.

Name	Number of Shares of Stock That Have Not Vested (1)	Market Value of Shares of Stock That Have Not Vested(2)
Chris T. Sharng	10,342	$191,224
Timothy S. Davidson	5,432	$100,438
_______________________

(1)
Shares of restricted stock granted to the named executive officers vest on a quarterly basis over the three-year period following the date of grant (extending from March 15, 2019 to December 15, 2020) and are subject to forfeiture in the event of the executive’s termination of service to the Company under specified circumstances.

(2)
Amounts in this column are determined by multiplying the number of unvested shares of restricted stock by the closing price per share of the Company’s common stock on December 31, 2018, as reported on the NASDAQ Capital Market.

Severance and Post-Termination Payment Arrangements

A primary feature of the Company’s employment agreements with its named executive officers provides compensation to the named executive officer in the event of the termination of the executive’s employment under certain circumstances. The employment agreements provide that if the executive’s employment with the Company is terminated voluntarily by him for “good reason,” or is terminated by the Company without “cause,” other than in connection with a “change of control,” then the executive will be entitled to the continuation of the payment of his salary, plus health and medical insurance coverage, for a period of up to one year following the termination date, or until the earlier date upon which he becomes engaged in any “competitive activity” (as defined in a separate non-competition agreement) or otherwise breaches the terms and conditions of such agreement. These severance provisions are intended to compensate the executive until he is able to secure another source of income. In the event the executive’s employment with the Company is terminated by the Company, or its successor in a change of control transaction, without “cause” during the period commencing on the date that is 30 days prior to a change of control through and including a date that is 18 months following the change of control, he is entitled to a payment equal to two years of his salary (plus health and medical insurance coverage costs). This payment is due in a lump sum 30 days after the termination date. These change of control features in the employment agreements are referred to as “double trigger” severance arrangements. This means that no severance compensation will become payable to a named executive officer only because of the occurrence of a change of control of the Company. Instead change of control severance compensation will only be payable if, within 30 days prior to a change of control through and including a date that is 18 months following the change of control, there is also a termination of the executive’s employment without “cause.” These change of control severance provisions are intended to (i) preserve morale and productivity and encourage retention of the executive in the face of the disruptive impact that a change of control of the Company is likely to have, and (ii) encourage the executive to remain focused on the business and interests of the Company’s stockholders when considering strategic alternatives that may be beneficial to those stockholders.

The named executive officers also participate in the Annual Plan and Long-Term Plan (collectively, the “Incentive Plans”). Under the terms of the Incentive Plans, if a participant separates from service for any reason other than on account of a “Qualifying Termination Event,” any award granted to the participant that remains undistributed shall be immediately and irrevocably forfeited in full. A “Qualifying Termination Event” is defined under the Incentive Plans to include a participant’s separation from service from the Company on account of death, due to disability, involuntarily for a reason other than for cause, voluntarily for good reason, due to retirement, or upon a change in control termination. If a participant experiences a separation from service with the Company due to a Qualifying Termination Event and the performance goals relating to an award for a prior performance period have been satisfied but the proceeds of such award remained undistributed, then the Company must pay such undistributed proceeds to the participant in a single lump sum, net of applicable withholding and other taxes, within two and one-half months following the participant’s separation from service and as soon as administratively practicable. These provisions in the Incentive Plans are designed to provide the named executive officers and other participants in such plans with a greater degree of certainty that if the performance goals under an Incentive Plan are achieved, then the participants will ultimately receive the entire amount of incentive compensation earned under the Incentive Plan notwithstanding the occurrence of largely unforeseeable events over which the participants may have little or no control. Similarly, the restricted stock agreements to which the named executive officers are parties provide for the acceleration of vesting of the restricted stock in the event of the executive’s death or disability, or in the event the Company experiences a change in control. In such event, as previously described, the Company may elect to pay the named executive officer income tax gross-up payments designed to cover all income and employment taxes associated with the accelerated vesting of the restricted stock. Finally, the Incentive Plans also provide that if, in connection with a change in control, an excise tax under Section 4999 of the Internal Revenue Code would be imposed upon a participant in connection with an award under an Incentive Plan, then the Company shall pay to the participant an additional amount (the “Excise Gross-Up Payment”) such that the net amount retained by the participant, after deduction of any excise tax and any federal, state or local income tax and any excise tax upon the Excise Gross-Up Payment, shall be equal to the amount that would have been distributable under the Incentive Plan as described above but for the application of Section 4999 of the Internal Revenue Code.

Director Compensation

The following table shows the compensation earned by each non-employee member of the Company’s Board of Directors for 2018:

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
George K. Broady	$150,000	$—	$—	$150,000
Yiu T. Chan	150,000	—	—	150,000
Kin Y. Chung	150,000	—	—	150,000
Randall A. Mason	198,000	—	—	198,000
_______________________

During 2018 each non-employee member of our Board of Directors earned a cash retainer of $8,333 per month, plus the reimbursement of their respective out-of-pocket expenses incurred in connection with the performance of their duties as directors. Mr. Mason earned an additional retainer of $4,000 per month as Chairman of the Board of Directors in 2018.  Finally, Messrs. Mason, Broady, Chan and Chung received an additional cash payment of $50,000 in February 2019 for their services during 2018.

ITEM ONE

ELECTION OF DIRECTORS

Under the Company’s bylaws, the number of directors shall not be less than three nor more than eleven, with the exact number fixed from time to time by action of the stockholders or of the Board of Directors.

The Company’s Board of Directors presently consists of five directors whose terms expire at the annual meeting of stockholders. The Nominating Committee recommended, and the Board of Directors has nominated, the five directors identified below.

Biographical summaries of the five persons who have been nominated to stand for election at the annual meeting are provided below for your information. The Board of Directors recommends that these persons be elected at the annual meeting to serve until the next annual meeting of stockholders. Proxies will be voted for the election of the five nominees listed below as directors of the Company unless otherwise specified on the proxy. A plurality of the votes cast by holders of common stock present in person or represented by proxy at the annual meeting will be necessary to elect the directors listed below. If, for any reason, any of the nominees shall be unable or unwilling to serve, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors at the annual meeting. Stockholders may withhold authority from voting for one or more nominees by marking the appropriate boxes on the enclosed proxy card. Withheld votes shall be counted separately and shall be used for purposes of calculating whether a quorum is present at the meeting.

Biographical Summaries of Nominees for the Board of Directors

George K. Broady. Mr. Broady, age 80, has served as a director of the Company since October 2008. He has been involved in business for more than 40 years, and he is currently active in the direct selling industry and is the principal owner of several privately held companies in the fields of telecommunications and enterprise software. He currently serves as Chairman of the Board of SoloProtect US, LLC, a provider of lone worker safety solutions, and previously served as Chief Executive Officer of that company from 2013 to 2014. He also served as Chairman of the Board of Kings III of America, an emergency communications company, from 2014 until the sale of that company in 2017, and served as Chief Executive Officer of that company prior to 2014. He founded Network Security Corporation, Interactive Technologies Inc. and Ultrak Inc., and brought each of them public on The NASDAQ Stock Market. He was chairman of all three organizations and CEO of both Network Security and Ultrak. All three companies were involved in electronic security, including CCTV and access control. Earlier in his career, Mr. Broady was an investment analyst with both a private investment firm, Campbell Henderson & Co., and with the First National Bank in Dallas. Mr. Broady served twice in the U.S. Army and holds a Bachelor of Science degree from Iowa State University.

Mr. Broady is an experienced investor and businessman who also brings welcomed insight into management, operations, and finances. As a long-time investor in the Company, and incumbent director, Mr. Broady has a deep understanding of the business of the Company and its industry. He is owner of Broady Health Sciences, a leader in dietary supplements invigorating the production of Ca2+ATPase, an enzyme found in every cell of the body, and Soothe, a formula that helps to restore and repair dry skin.

Yiu T. Chan. Mr. Chan, age 52, has been a director of the Company since December 2015. Mr. Chan has since July 2016 served as the Corporate Secretary for Shen You, an investment holding company. Mr. Chan also currently serves as a self-employed business and tax advisor. Mr. Chan served as a Partner in Grant Thornton’s Tax and Business Advisory group in Guangzhou, China from October 2012 to October 2015, and from 2002 to 2011 served in several senior positions with both Ernst & Young (including Tax Director and Partner from June 2006 to December 2011) and PricewaterhouseCoopers, also located in Guangzhou, China. Mr. Chan served as Director of Investment and Planning from July to September 2012 for Blue Ocean Corporation Limited, which provides business and tax advisory services to foreign companies investing in China and Chinese companies investing overseas.

Mr. Chan has extensive experience in advising companies operating in China, helping to navigate complicated tax and business compliance matters. Mr. Chan holds a bachelor degree in accounting from City University of Hong Kong and is a member of both the Hong Kong Institute of Certified Public Accountants and Association of Chartered Certified Accountants.

Kin Y. Chung. Mr. Chung, age 79, has been a director of the Company since February 2015. Mr. Chung founded Bioherb Technology Company, Ltd. in 1988 and served as President of that company from the date of its founding through 2013, at which time he retired. Bioherb Technology Company, Ltd. was a private Hong Kong company that served as an importing company for food and food manufacturing products. Mr. Chung was also a consultant with Blue Ocean Corporation Limited, which provided business consulting services to the Company from June 2009 through June 2010. Mr. Chung has directly provided business consulting services to the Company since July 2010, but ceased doing so prior to his election to the Company’s Board of Directors.

Mr. Chung has been a life-long entrepreneur and businessperson, active in Greater China, by far our most important market. He is extensively experienced in business practices, culture and protocol, particularly those of Hong Kong and China. Mr. Chung also is an expert in importing and exporting consumer products for our core markets.

Randall A. Mason. Mr. Mason, age 60, has been a director of the Company since May 2003 and has served as Chairman of the Board of Directors since March 2006. Mr. Mason founded and has served as President and Chief Executive Officer of Marden Rehabilitation Associates, Inc. since 1989. Marden Rehabilitation Associates, Inc. is a private, Eastern U.S. ancillary provider of rehabilitative therapy services and home healthcare. Mr. Mason has a bachelor degree in chemical engineering from the University of Pittsburgh.

Mr. Mason is an experienced businessman with valued insight into management, operations, finances and governance issues. As a long-time member of the Company’s Board of Directors, Mr. Mason understands the business of the Company and potential risks and pitfalls.

Chris T. Sharng. The biographical information for Mr. Sharng, the Company’s President, is set forth above under the caption “Executive Officers.” As the Company’s President since 2007, and as the Chief Financial Officer prior to that, Mr. Sharng has developed a deep understanding of our business globally. His leadership has been integral to our success in recent years.

The Board of Directors recommends that stockholders vote “FOR” each of the persons nominated by the Board of Directors. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the above listed nominees and AGAINST any other nominees.

ITEM TWO

RATIFICATION OF APPOINTMENT OF MARCUM LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR FISCAL YEAR ENDING DECEMBER 31, 2019

The Audit Committee has appointed Marcum LLP (“Marcum”) as the Company’s independent registered public accounting firm to perform an integrated audit of its consolidated financial statements for fiscal year ending December 31, 2019 and its internal control over financial reporting as of December 31, 2019.

The Audit Committee is directly responsible for the appointment and retention of the Company’s independent registered public accounting firm. Although ratification by stockholders is not required by the Company’s organizational documents or applicable law, the Audit Committee has determined that requesting ratification by stockholders of its appointment of Marcum as the Company’s independent registered public accounting firm is a matter of good corporate practice. If the Company’s stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain Marcum, but may still determine to retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

Change in Audit Firms

On March 13, 2017, the Company notified Lane Gorman Trubitt, LLC (“Lane Gorman”) of its dismissal as the Company’s independent registered public accounting firm effective as of that date as a result of the Audit Committee’s decision to change audit firms. On that same date, the Audit Committee unanimously approved the engagement of Marcum as the Company’s new independent registered accounting firm.

During the years ended December 31, 2015 and 2016 and through March 13, 2017, (i) there were no disagreements with Lane Gorman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Lane Gorman, would have caused Lane Gorman to make reference thereto in its reports on the financial statements for such years, and (ii) there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

The audit reports of Lane Gorman on the consolidated financial statements of the Company as of and for the years ended December 31, 2015 and 2016 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of Lane Gorman on the effectiveness of internal control over financial reporting as of December 31, 2015 and 2016 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company furnished a copy of the above disclosure to Lane Gorman and requested that Lane Gorman provide a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of such letter is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 14, 2017.

During the years ended December 31, 2015 and 2016 and through March 13, 2017, the Company did not consult with Marcum regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or on the effectiveness of its internal control over financial reporting, or (ii) any matter that was the subject of a disagreement as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K or a reportable event as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

Audit and Other Professional Fees

During the fiscal years ended December 31, 2018 and 2017, approximate fees billed or accrued to the Company for services provided by Marcum were as follows:

Audit Fees. Fees for the audit of our annual financial statements, including the integrated audit of internal control over financial reporting, and the reviews of our quarterly financial statements totaled $803,000 and $713,000, for 2018 and 2017, respectively. The 2017 amount is comprised of fees totaling $490,000 and $223,000 for services performed during 2018 and 2017, respectively, including a subsidiary audit performed during 2018 required for international regulatory purposes.

Audit-Related Fees. Fees specifically billed for the remediation of the material weakness identified as of December 31, 2017 totaled $66,000 during 2018. No audit-related services were rendered during 2017.

Tax Fees. No tax services were rendered during 2018 or 2017.

All Other Fees. No services other than those related to audit fees, audit-related fees or tax fees stated above were rendered during 2018 or 2017.

Pre-approval Policies and Procedures for Audit and Non-Audit Services

The policy of the Company’s Audit Committee is to pre-approve all audit and permissible non-audit services to be performed by the Company’s independent registered public accounting firm during the fiscal year. Before engaging an independent registered public accountant firm to render audit or non-audit services, the engagement is approved by the Company’s Audit Committee or the engagement to render services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee.

Representatives of Marcum are not expected to be present at the annual meeting and therefore will not have the opportunity to make a statement or be available to respond to questions.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2019. Unless marked to the contrary, proxies received from stockholders will be voted “FOR” the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2019.

OTHER MATTERS

At the date of this proxy statement, the Company has no knowledge of any business other than that described above that will be presented at the annual meeting. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

ADDITIONAL INFORMATION

Stockholder Proposals for the 2020 Annual Meeting of Stockholders

Under Securities and Exchange Commission rules, if a stockholder wants us to include a proposal in our proxy statement and form of proxy for our 2020 annual meeting of stockholders, our Corporate Secretary must receive the proposal at our principal executive offices by January 24, 2020. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.
Under our Bylaws, stockholders must follow certain procedures and meet various requirements to nominate a person for election as a director or to introduce an item of business at our annual meeting. Under these procedures and requirements, stockholders must submit the proposed nominee or item of business by delivering a notice addressed to our Corporate Secretary at our principal executive offices. We must receive notice as follows:

•
Normally we must receive notice of a stockholder's intention to introduce a nomination or proposed item of business for an annual meeting not less than 90 days nor more than 120 days before the first anniversary of the previous year's annual meeting of stockholders. Accordingly, a stockholder who intends to submit a nomination or proposal for our 2020 annual meeting must do so no later than March 20, 2020.

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However, if we hold our 2020 annual meeting on a date that is more than 30 days before, or more than 70 days after, the anniversary date of our 2019 annual meeting of stockholders, we must receive the notice no later than the close of business on the 10th day following the day on which public announcement of the date of such annual meeting is first made.

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A stockholder's submission must include certain specified information concerning the nominee or proposal, as the case may be, as well as information as to the stockholder's ownership of our common stock. Nominations or proposals not meeting these requirements will not be considered at our 2020 annual meeting.

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If a stockholder does not comply with the requirements of this advance notice provision, the proxies may exercise discretionary voting authority under proxies it solicits to vote in accordance with their best judgment on any such nomination or proposal submitted by a stockholder, if presented at the meeting.

To make any submission or to obtain additional information as to the proper form and content of submissions, stockholders should contact our Corporate Secretary, Timothy S. Davidson, in writing at Units 1205-07, 12F, Mira Place Tower A, 132 Nathan Road, Tsimshatsui, Kowloon, Hong Kong.

HOUSEHOLDING INFORMATION

Unless the Company has received contrary instructions, the Company may send a single copy of its proxy materials (including the Notice of Annual Meeting, Annual Report on Form 10-K, this proxy statement and the proxy card) to any household at which two or more stockholders reside if the Company believes the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if stockholders prefer to receive multiple sets of proxy materials at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of the Company’s proxy materials, the stockholders should follow these instructions:

If the shares are registered in the name of the stockholder, the stockholder should contact the Company at its offices at Units 1205-07, 12F, Mira Place Tower A, 132 Nathan Road, Tsimshatsui, Kowloon, Hong Kong, Attention: Timothy S. Davidson, or by telephone at +852-3107-0800, to inform the Company of its request. If a broker, bank or other agent holds the shares, the stockholder should contact the broker, bank or other agent directly.

By Order Of The Board Of Directors, /s/ Timothy S. Davidson

May 24, 2019	Timothy S. Davidson Chief Financial Officer, Senior Vice President and Corporate Secretary

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 17, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E80476-P26291 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

NATURAL HEALTH TRENDS CORP.

The Board of Directors recommends you vote FOR proposals 1 and 2.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) George K. Broady
02) Yiu T. Chan
03) Kin Y. Chung
04) Randall A. Mason
05) Chris T. Sharng

	For	Against	Abstain
2. To ratify the appointment of Marcum LLP as the Company's independent registered public accounting firm for the year ending December 31, 2019.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

E80477-P26291

PROXY
This proxy is solicited by the Board of Directors
of Natural Health Trends Corp.

The undersigned hereby appoints Chris T. Sharng and Timothy S. Davidson, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Natural Health Trends Corp. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held June 19, 2019 or any adjournment thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSAL 2, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be signed on reverse side.)